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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported): September 30, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing
                     Agreement, dated as of September 1,
                   2003, providing for the issuance of the
                Alternative Loan Trust 2003-J2, Mortgage Pass-
                   Through Certificates, Series 2003-J12).

                                 CWMBS, INC.
            (Exact name of registrant as specified in its charter)

   Delaware                             333-103821          95-4449516
------------------------------------    ----------          ----------
   (State or Other Jurisdiction         (Commission       (I.R.S. Employer
       of Incorporation)                File Number)      Identification No.)


4500 Park Granada
Calabasas, California                                    91302
---------------------                                  ---------
(Address of Principal                                  (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000

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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

          5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

          8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

          23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1).




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWMBS, INC.



                                              By: /s/ Darren Bigby
                                              Darren Bigby
                                              Vice President



Dated:  September 30, 2003





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                                 Exhibit Index

Exhibit                                                                 Page

5.1  Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
     Exhibit 5.1)                                                       5

23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
     5.1 and 8.1)                                                       5




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